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                           BARR ROSENBERG SERIES TRUST

                           AXA ROSENBERG EUROPEAN FUND


                         Supplement dated July 24, 2001
                                       to
                         Prospectus dated July 11, 2001


     This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     The Prospectus is hereby amended as follows:

                             MANAGEMENT OF THE TRUST

     The second paragraph of the subsection entitled "Portfolio Managers" in the section entitled "Management of the Trust" is replaced in its entirety by the following:

     "Dr. Rosenberg, Dr. Reid and Joseph Leung, the portfolio manager, are responsible for the day-to-day management of the Fund's portfolio. Mr. Leung has been a senior research associate, programmer and portfolio manager with the Adviser or its predecessor since 1993. He received a B.S. and a B.A. from Queens University, Ontario, Canada in 1989 and an M.B.A. from the University of Chicago in 1993. Mr. Leung is a chartered financial analyst."